                         NATURAL DECISION SYSTEMS, INC.

                   REPORT ON INSIGNIA'S REAL ESTATE PORTFOLIO

                               DECEMBER 31, 1996

NATURAL DECISION SYSTEMS, INC.
Software and Services for Real Estate Professionals


Mr. Ronald Consiglio
President
Angeles Mortgage Investment Trust
340 North Westlake Boulevard
Westlake Village, CA 91362                                    November 13, 1997



Dear Mr. Consiglio,

At your request we have performed agreed-upon procedures, analysis, prospective financial information calculations and research enumerated in our attached summary report, with respect to the Insignia's Portfolio of Real Estate Holdings at December 31, 1996. The sufficiency of these procedures, analysis, calculations and research is solely the responsibility of the specified users of these reports. Consequently, we make no representation regarding the sufficiency of the process described herein, for the purpose for which this report has been requested or any other purpose.

It is our conclusion that the portfolio's Current Value, the formulated value of the real estate in Insignia's portfolio of real estate holdings at December 31, 1996, lies within the value range of $1,067,000,000 and $1,183,000,000. The
Stated Values are the property values submitted by Insignia. Our conclusion is solely based on and derived from the agreed-upon procedures, analysis, prospective financial calculations and research enumerated in our attached summary report. Our conclusion is not appraised market values of individual properties, the portfolio, or Insignia's ownership interests in the real estate.

We were not engaged to, and did not perform an examination, the objective of which would have been the expression of an opinion on fair market value of the portfolio, real estate, or ownership interests in the real estate. Accordingly, we do not express such an opinion.

                         Real Estate Services Division
                                 43 Calyx Lane
                             Cedar Crest, NM 87008

Tel: (505) 286-8882                                        realestNDS@aol.com
Fax: (505) 286-8883                                        www.wodesigns.com/nds

In reaching our conclusion, we have relied on the accuracy and completeness of Insignia's property data as provided to us by Angeles Mortgage Investment Trust and we have not independently verified such information.

This report is intended solely for the use of the Board of Trustees and management of Angeles Mortgage Investment Trust and should not be used by those who have not agreed with the process and taken responsibility for the sufficiency of the process for their purposes. This report may not be reproduced, summarized, excerpted from, or otherwise publicly referred to or disclosed in any manner, without the written consent of Natural Decision Systems, Inc.

Our engagement does not include reporting on events and transactions subsequent to the date of this report. Accordingly, we have no responsibility to update this report for events and circumstances after the date of this report.

Natural Decision Systems, Inc.







                         Real Estate Services Division
                                 43 Calyx Lane
                             Cedar Crest, NM 87008

Tel: (505) 286-8882                                        realestNDS@aol.com
Fax: (505) 286-8883                                        www.wodesigns.com/nds

                    SUMMARY REPORT IN SUPPORT OF THE CURRENT
                                VALUE FINDINGS
                               DECEMBER 31, 1996

OVERVIEW

The following pages present a summary of results of findings and of the procedures, analysis, methodologies, major assumptions used in prospective financial calculations and research in support of our conclusion in our cover report dated November 13, 1997.

Portfolio Current Values
------------------------
The December 31, 1996 full dispersion (range) of the portfolio's Current Values is $1,067,000,000 to $1,183,000,000, resulting in a going in CAP rates of 12.92% to 10.43%. The narrower range of the Current Values of the portfolio is $1,107,000,000 to $1,153,000,000, resulting in going in CAP rates of 10.86% to
10.86%.

Limiting Factors
-----------------
No process or conclusions should be implied unless expressly detailed in this report. The sufficiency of all the procedures, analysis, calculations and research is solely the responsibility of the specified users of these reports. Consequently, we make no representation regarding the sufficiency of the process described herein, for the purpose for which this report has been requested or any other purpose.

The cover report and the attached summary reports comprise Natural Decision Systems, Inc.'s complete written November 13, 1997 report. A copy of the Master View(TM) proprietary software and database files has been submitted to Angeles Mortgage Investment Trust as additional supporting detail.

                    SUMMARY REPORT IN SUPPORT OF THE CURRENT
                                VALUE FINDINGS
                               DECEMBER 31, 1996

OVERVIEW

Total Portfolio Analytics
-------------------------
The full Current Value range results in the following simulated rates of returns:
Unleveraged                         Lower Percentile        Upper Percentile
IRR                                   13.231%                     12.000%
ARR                                   14.490%                     12.820%
GIR                                   12.920%                     10.430%
Leveraged
IRR                                   19.371%                     16.210%
ARR                                   29.840%                     24.259%

The narrow Current Value range results in the following simulated rates of returns:
Unleveraged                         Lower Current Values    Upper Current Values
IRR                                   12.596%                     12.608%
ARR                                   13.601%                     13.618%
GIR                                   10.860%                     10.860%
Leveraged
IRR                                   17.683%                     17.609%
ARR                                   26.442%                     26.015%

Portfolio's Multi-Family Analytics
----------------------------------
The multi-family simulated rates of returns for the upper percentile of the full Current Value range are:


Upper Percentile                 Single Discount              Band of Discounts
----------------            ------------------------     ------------------------------
                            Unleveraged     Leveraged      Unleveraged    Leveraged
                           ------------    -----------   -------------   --------------
                  CAP       IRR     ARR     IRR    ARR     IRR     ARR      IRR      ARR
Weighted Mean    11.12     12.58   13.58   17.86  27.35   12.62   13.63    17.97   27.59
Mean             11.27     12.65   13.63   18.09  27.58   12.71   13.72    18.26   27.94
Median           11.00     12.50   13.65   17.68  27.71   12.72   13.67    18.32   27.79
Low               8.50     10.50   11.06   11.74  16.74   10.96   11.68    13.16   19.83
High             13.50     14.50   15.53   23.86  35.22   13.99   15.39    21.86   34.65


                    SUMMARY REPORT IN SUPPORT OF THE CURRENT
                                VALUE FINDINGS
                               DECEMBER 31, 1996

OVERVIEW

Portfolio's Multi-Family Analytics
----------------------------------
The multi-family simulated rates of returns for the lower percentile of the full Current Value range are:


Lower  Percentile                 Single Discount              Band of Discounts
                            ------------------------     ------------------------------
                            Unleveraged     Leveraged      Unleveraged    Leveraged
                           ------------    -----------   -------------   --------------
                  CAP       IRR     ARR     IRR    ARR     IRR     ARR      IRR      ARR
Weighted Mean    11.19     13.24   14.45   19.44  29.74   13.28   14.51    19.62    30.25
Mean             11.27     13.27   14.48   19.73  30.60   13.31   14.54    19.83    30.82
Median           11.00     13.12   14.53   19.30  31.22   13.31   14.55    19.94    31.09
Low               8.50     11.02   11.76   13.33  18.08   11.31   12.16    14.15    21.73
High             13.50     15.22   16.53   25.85  39.21   14.97   16.86    24.35    38.48


The multi-family simulated rates of returns for the upper percentile of the narrow Current Value range are:


Upper Percentile                 Single Discount              Band of Discounts
                            ------------------------     ------------------------------
                            Unleveraged     Leveraged      Unleveraged    Leveraged
                           ------------    -----------   -------------   --------------
                  CAP       IRR     ARR     IRR    ARR     IRR     ARR      IRR      ARR
Weighted Mean    11.18    12.61   13.58   17.66   25.94   12.63   13.61    17.76  26.23
Mean             11.27    12.65   13.61   17.97   26.96   12.66   13.64    18.00  27.00
Median           11.00    12.50   13.65   17.62   27.71   12.70   13.65    18.22  27.21
Low               8.50    10.50   11.06   11.82   15.70   10.75   11.39    12.54  18.27
High             13.50    14.50   15.53   23.86   35.22   14.21   15.75    22.20  34.27


The multi-family simulated rates of returns for the lower percentile of the narrow Current Value range are:


Lower  Percentile                 Single Discount              Band of Discounts
                            ------------------------     ------------------------------
                            Unleveraged     Leveraged      Unleveraged    Leveraged
                           ------------    -----------   -------------   --------------
                  CAP       IRR     ARR     IRR    ARR     IRR     ARR      IRR      ARR
Weighted Mean   11.19     13.24   14.45   17.73   26.24   12.60   13.56    17.74   26.34
Mean            11.27     12.65   13.61   18.01   27.12   12.63   13.59    17.94   26.97
Median          11.00     12.50   13.65   17.62   27.71   12.67   13.61    18.10   27.31
Low              8.50     10.50   11.06   11.82   16.08   10.69   11.32    12.38   18.54
High            13.50     14.50   15.53   23.86   35.22   14.19   15.73    22.16   34.01


                    SUMMARY REPORT IN SUPPORT OF THE CURRENT
                                VALUE FINDINGS
                               DECEMBER 31, 1996

OVERVIEW

Dispersion Of Current Values
----------------------------
The below graph depicts the individual portfolio Current Values based on the process described in subsequent pages. The full modeling range of Current Values is $1,067,000,000 to $1,183,000,000, and the range with the most frequent occurrence of Current Values, narrower range, is $1,107,000,000 to $1,153,000,000.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


                               [GRAPHIC OMITTED]

                    SUMMARY REPORT IN SUPPORT OF THE CURRENT
                                VALUE FINDINGS
                               DECEMBER 31, 1996

OVERVIEW

Simulated Performance Statistics
--------------------------------
The subsequent graphs depict the simulated rates of returns, for the various ranges of Current Values, for the multi-family portion of the portfolio based on the process described in subsequent pages. The series of rates of returns are as follows:

1. Single discount, unleveraged internal rate of return.
2. Single discount, unleveraged average rate of return.
3. Single discount, leveraged internal rate of return.
4. Single discount, leveraged average rate of return.
5. Band of discounts, unleveraged internal rate of return.
6. Band of discounts, unleveraged average rate of return.
7. Band of discounts, leveraged internal rate of return.
8. Band of discounts, leveraged average rate of return.


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                               [GRAPHIC OMITTED]

                    SUMMARY REPORT IN SUPPORT OF THE CURRENT
                                VALUE FINDINGS
                               DECEMBER 31, 1996

OVERVIEW

Simulated Performance Statistics
--------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                               [GRAPHIC OMITTED]


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                               [GRAPHIC OMITTED]

                    SUMMARY REPORT IN SUPPORT OF THE CURRENT
                                VALUE FINDINGS
                               DECEMBER 31, 1996


OVERVIEW

Simulated Performance Statistics
--------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


                               [GRAPHIC OMITTED]

                    SUMMARY REPORT IN SUPPORT OF THE CURRENT
                                VALUE FINDINGS
                               DECEMBER 31, 1996

AGREED UPON PROCEDURES
The following are the procedures and research used to form the basis for our Current Value conclusions. A procedure is a process that includes discussions with management, analysis, research, prospective financial information calculations, and other procedural steps in support of our conclusion. Had the process been expanded or additional procedures implemented, the Current Value range could have been materially different. Examples of an expansion of the process would be reading of engineering reports to determine needed deferred maintenance on the projects and analyzing appraisals, if any, of the properties. The users of this report take full responsibility for the sufficiency of the procedures for their purposes.

o Entered the list of Insignia's real estate holdings provided by Angeles Mortgage Investment Trust, at December 31, 1996 into Master View(TM)'s software. The fields entered included the following:
     1. Property name
     2. Property type
     3. Property identification number
     4. Property zip code
     5. Property rentable square feet
     6. Property stated value
     7. Portfolio name
     8. Selected properties' 1996 & 1995 revenue & operating expenses
     9. Selected properties' 1997 gross rent potential
    10. Selected properties' 1996 & 1995 capit expenditures

o The 1996 property operations were used as the proforma operations for the prospective financial yield information. These proforma operations did not include any capitalized or amortized repairs and maintenance expense.

                    SUMMARY REPORT IN SUPPORT OF THE CURRENT
                                VALUE FINDINGS
                               DECEMBER 31, 1996



AGREED UPON PROCEDURES
o    The basis for all December 31, 1996 market factors were:
       1. Master View(TM)'s MSA market database.
       2. Research for additional market data on zip codes of each property.
       3. Non statistical methodology for confirming zip code market data from local and national real estate sources.
       4. Applying Natural Decision Systems, Inc.'s proprietary real estate alpha, beta and efficient modeling on zip code market data and property performance to determine a risk adjusted stabilized market rent for each property. This is based in major part on the MPT and CAPM financial modeling techniques. Additionally, use of the unadjusted market and contract rents as market rents was used to determine certain dispersion points of Current Value.
       5. Applying Natural Decision Systems, Inc.'s proprietary real estate band of discount rates on selected components of the properties' benefits and values to determine a set of ranges of Current Values.
       6. The annual capital expenditures for repairs and maintenance for each of the multi-family properties was based on the Harper & Fiacchi 1996 study and J .D. Fisher 1995 study.
       7. The real estate investment performance measurement is based on the following component of total return:
          o Capital Return
            o  General Market Growth
            o  NOI Market Growth
            o  Investment
          o Income Return
            o Market Based Annual Return
            o Lease Based Annual Return
          Additionally, the real estate performance measurement is also based on current financing criteria applied to the Current Value and the computation of a leveraged total return.
       8. The methodology for computing the Current Value was applying discount rates of return on property benefits and adding the individual discounted results. This is sometimes known as the yield capitalization or discounted cash flow method.

                    SUMMARY REPORT IN SUPPORT OF THE CURRENT
                                VALUE FINDINGS
                               DECEMBER 31, 1996


PROSPECTIVE FINANCIAL ASSUMPTIONS
Computing portfolio Current Values is based on property performance yields. The main hypothesis is that the properties in Insignia's portfolio will not be disposed of during the ten-year evaluation period ending December 31, 2006.
o The period for each annual yield performance measurement is the eleven years ending December 31, 2007. This assumes that the properties will be held for at least one economic cycle of seven to ten years.
o The risk adjusted stabilized market rent at December 31, 1996 incorporates one investment cycle of general market growth with 2% annual inflationary growth.
o The contract-based market rent at December 31, 1996 incorporates one investment cycle of general market growth with 2% annual inflationary growth.
o The leased rent at December 31, 1996 for multi-family properties will end on December 31, 1996. The December 31, 1996 commercial leased rent is phased out 50% by December 31, 1999 and 50% by December 31, 2000.
o  A 2% annual inflationary growth for other revenues.
o  A 2% annual inflationary growth for operating expenses.
o The absorption of the vacated space occurs on the vacated date at the available rentable square feet using the inflationary grown risk adjusted stabilized market rent at the absorption date.
o The absorption of the vacated space occurs on the vacated date at the available rentable square feet using the inflationary grown contract based market rent at the absorption date.
o The term for each new absorbed rental is one year for multi-family and four years for commercial. This process continues until the end of the projected period.
o Annual funded operating reserves is assumed to be in a range of 1% increments, of annual actual rents, of the 12.5% to 87.5% percentile of the 4% to 8% standard for multi-family properties.
o Annual funded operating reserves is assumed to be in a range of 1% of annual actual rents for commercial properties.
o Multi-family capital improvements, capitalized repair and maintenance, and refurbishment's are included in the annual funded operating reserves mentioned above.
o Commercial tenant improvements are assumed to be a dollar ($1.00) per square foot for absorbed space.

                    SUMMARY REPORT IN SUPPORT OF THE CURRENT
                                VALUE FINDINGS
                               DECEMBER 31, 1996

PROSPECTIVE FINANCIAL ASSUMPTIONS
o The financing criteria applied to the Current Values of all properties at December 31, 1996 are as follows:
   1. Loan to Value ratio is 75%
   2. Debt coverage ratio is 110% of net operating income
   3. Interest rate is 10%
   4. Compound period is monthly
   5. Amortization period is 180 months
   6. Maturity date of loans December 31, 2003
   7. Refinancing at December 31, 2003 of the amount due, on the same terms as the original financing, for another seven years
o The property benefits used to compute the annual internal rate of return and average annual rate of return is the annual net operating income before and after deducting operating reserves, tenant improvements and debt service, to which is added the any positive refinancing arbitrage in the year it occurred.
o All overall or band of discount rates are constituted from investor market driven factors and generally consists of the following components:
   1. Risk free rate of return
   2. Interest rate risk burden
   3. Inflation risk burden
   4. Credit risk burden
   5. Efficient market rate of return
   6. Property type risk burden
   7. Market sector risk burden
o Annual, quarterly and monthly compounding periods are used for all discount rates.

                  PROPERTY AND PORTFOLIO PERFORMANCE ANALYTICS
                              DECEMBER 31, 1996

The following pages 16 to 21 are the key individual prospective financial portfolio & property performance analytics for the upper percentile of the full range.
o  Schedule of Property Current Values and Performance Statistics
o  Summary of Portfolio Current Values with Performance Statistics

The following pages 22 to 27 are the key individual prospective financial portfolio & property performance analytics for the lower percentile of the full range.
o Schedule of Property Current Values and Performance Statistics
o Summary of Portfolio Current Values with Performance Statistics

The following pages 28 to 33 are the key individual prospective financial portfolio & property performance analytics for the upper percentile of the narrow range.
o Schedule of Property Current Values and Performance Statistics
o Summary of Portfolio Current Values with Performance Statistics

The following pages 34 to 39 are the key individual prospective financial portfolio & property performance analytics for the lower percentile of the narrow range.
o Schedule of Property Current Values and Performance Statistics
o Summary of Portfolio Current Values with Performance Statistics

The following pages 40 to 43 are the stated values submitted by Insignia

        SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                 STATISTICS FOR UPPER PERCENTILE OF FULL RANGE
                               DECEMBER 31, 1996


                                                                              UNLEVERAGED           LEVERAGED
PROPERTY                                    VALUE         CAP      DISC      IRR        ARR       IRR      ARR
444 Deharo                                 $8,559,904     11.00    12.00     12.00     14.53     14.42    23.78
Alpine                                     $4,027,253     11.50    12.00     12.00     12.68     16.33    23.82
Arbour East                               $11,249,428     10.50    12.00     12.00     12.96     16.14    24.92
Autumn Run                                $13,220,134     10.00    12.00     12.00     13.11     16.04    25.53
Baymeadows                                $23,295,186     11.50    12.00     12.00     12.68     16.33    23.82
Breckinridge Square                        $9,516,561     12.50    12.00     12.00     12.44     16.52    22.84
Briar Bay Racquet Club                     $6,773,438     11.00    12.00     12.00     12.82     16.24    24.36
Brighton Crest Apts                       $11,017,783     10.00    12.00     12.00     13.11     16.04    25.53
Carriage House Apts                        $3,017,226     12.50    12.00     12.00     12.44     16.52    22.84
Cedar Brooke                               $4,052,316     12.00    12.00     12.00     12.56     16.43    23.32
Cedar Rim                                  $4,349,495     10.50    12.00     12.00     12.96     16.14    24.93
Celina Plaza                               $6,271,578     10.00    12.00     12.00     13.11     16.04    25.53
Cherry Creek Garden                       $14,131,006     10.00    12.00     12.00     13.11     16.04    25.53
Chimney Hill                              $10,680,884     10.50    12.00     12.00     12.96     16.14    24.92
Churchill Park                            $11,127,194     12.00    12.00     12.00     12.56     16.43    23.32
Citadel                                    $6,823,210     10.50    12.00     12.00     12.96     16.14    24.93
Citadel Village                            $5,113,668     10.00    12.00     12.00     13.11     16.04    25.53
City Heights                               $5,320,040     10.50    12.00     12.00     12.96     16.14    24.92
Colony At Kenilworth                      $16,260,922     12.00    12.00     12.00     12.56     16.43    23.32
Colony House Apts                          $5,725,681     10.50    12.00     12.00     12.96     16.14    24.92
Colony Of Springdale                       $5,966,258     11.00    12.00     12.00     12.82     16.24    24.36
Cooper's Pond                              $8,176,866     11.50    12.00     12.00     12.68     16.33    23.82
Coopers Pointe                             $5,583,956     12.00    12.00     12.00     12.56     16.43    23.32
Copper Mill                                $8,097,807     13.00    12.00     12.00     12.32     16.61    22.38
Corporate Center                           $2,483,278     12.50    12.00     12.00     13.20     16.04    25.90
Countrywood Apts                          $12,397,033     12.50    12.00     12.00     12.44     16.52    22.83
Creekside                                 $10,567,956     10.00    12.00     12.00     13.11     16.04    25.53
Davie Minis                                $4,755,938     11.00    12.00     12.00     13.74     15.52    27.45
Essex Park Apts                            $8,546,527     12.00    12.00     12.00     12.56     16.43    23.32
Fairway Apts                               $7,201,448     10.50    12.00     12.00     12.96     16.14    24.92
Fairway View I                             $7,403,002     12.50    12.00     12.00     12.44     16.52    22.84
Fairway View Ii                            $6,985,147     12.50    12.00     12.00     12.44     16.52    22.84
Foothill Place                            $20,002,123     10.00    12.00     12.00     13.11     16.04    25.53
Four Winds                                $10,823,237     11.50    12.00     12.00     12.68     16.33    23.82
Foxfire Apartments                        $10,309,472     12.50    12.00     12.00     12.44     16.52    22.84


         SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                 STATISTICS FOR UPPER PERCENTILE OF FULL RANGE
                               DECEMBER 31, 1996


                                                                              UNLEVERAGED          LEVERAGED
PROPERTY                                      VALUE        CAP      DISC      IRR       ARR       IRR      ARR
Foxfire Apts                               $8,506,565     10.50    12.00     12.00     12.96     16.14    24.93
Greenspoint                               $13,349,192     10.50    12.00     12.00     12.96     16.14    24.93
Hampton Greens                             $7,828,403     11.00    12.00     12.00     12.82     16.24    24.36
Heritage Pointe                            $3,062,238     12.00    12.00     12.00     12.56     16.43    23.32
Huntington Athletic Club                  $10,174,995     11.50    12.00     12.00     12.68     16.33    23.82
Indian Creek Village                       $9,112,762     11.00    12.00     12.00     12.82     16.24    24.36
Knolls                                    $10,158,338     11.00    12.00     12.00     12.82     16.24    24.36
Knollwood                                 $11,891,033     10.05    12.00     12.00     13.09     16.05    25.47
Lake Forest                                $8,516,328     11.50    12.00     12.00     12.68     16.33    23.82
Lake Johnson Mews                          $8,090,421     12.50    12.00     12.00     12.44     16.52    22.84
Lake Villa                                 $4,743,819     11.00    12.00     12.00     12.82     16.24    24.36
Lakes                                     $21,491,603     12.50    12.00     12.00     12.44     16.52    22.84
Lakeside                                  $23,380,952     10.50    12.00     12.00     12.96     16.14    24.93
Lakeside Place                            $21,382,635     10.50    12.00     12.00     12.96     16.14    24.93
Lamplighter Park                           $6,562,564     10.50    12.00     12.00     12.96     16.14    24.93
Lauderhill Minis                           $1,526,286      9.00    12.00     12.00     15.76     14.50    31.62
Lexington Apts                             $7,769,917     12.00    12.00     12.00     12.56     16.43    23.32
Loft                                       $7,369,093     12.50    12.00     12.00     12.44     16.52    22.84
Magnolia Trace                             $5,186,036     13.50    12.00     12.00     12.21     16.70    21.95
Mcmillian Place                           $11,299,562     10.50    12.00     12.00     12.96     16.14    24.92
Meadows                                    $5,059,448      8.50    12.00     12.00     13.62     15.72    27.62
Millhopper Apts                            $4,496,606     12.50    12.00     12.00     12.44     16.52    22.84
Misty Woods                                $6,966,444     11.00    12.00     12.00     12.82     16.24    24.36
Nob Hill Villa                            $12,625,206     10.50    12.00     12.00     12.96     16.14    24.92
North River Village                        $4,499,829     10.50    12.00     12.00     12.96     16.14    24.93
Northlake                                  $3,309,099     11.00    12.00     12.00     13.93     15.55    28.80
Northwoods Apts                            $9,338,487     12.00    12.00     12.00     12.56     16.43    23.32
Nottingham Square                         $12,560,324     12.00    12.00     12.00     12.56     16.43    23.32
Oak Run                                   $12,818,624     11.00    12.00     12.00     12.82     16.24    24.36
Oakwood Village                            $6,059,328     10.50    12.00     12.00     12.96     16.14    24.92
Old Salem                                 $11,181,525     13.00    12.00     12.00     12.32     16.61    22.38
Overlook                                   $2,405,364     12.50    12.00     12.00     12.44     16.52    22.84
Overlook Point                            $10,807,583     12.50    12.00     12.00     12.44     16.52    22.84
Palm Lake                                  $3,492,344     11.50    12.00     12.00     12.68     16.33    23.82
Park Capitol                               $5,581,674     10.00    12.00     12.00     13.11     16.04    25.53


         SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                 STATISTICS FOR UPPER PERCENTILE OF FULL RANGE
                               DECEMBER 31, 1996


                                                                               UNLEVERAGED         LEVERAGED
PROPERTY                                     VALUE         CAP      DISC      IRR       ARR       IRR      ARR
Parktown Townhouses                        $9,504,786     10.50    12.00     12.00     12.96     16.14    24.92
Patchen Place                              $5,672,509     12.00    12.00     12.00     12.56     16.43    23.31
Pennbrook                                 $32,459,855     11.00    12.00     12.00     12.82     16.24    24.36
Phoenix Bus Center                         $3,239,684     13.50    12.00     12.00     12.21     16.70    21.95
Phoenix Bus Center C                               $0     13.00    12.00      0.00      0.00      0.00     0.00
Pines Of Roanoke                           $5,578,554     11.50    12.00     12.00     12.68     16.33    23.82
Pinetree                                   $6,362,733     11.00    12.00     12.00     12.82     16.24    24.36
Place Du Plantier                          $7,238,609     12.50    12.00     12.00     12.44     16.52    22.84
Plantation Creek                          $23,254,315     10.50    12.00     12.00     12.96     16.14    24.93
Plantation Crossing                        $7,355,551      9.05    12.00     12.00     13.42     15.85    26.78
Plantation Gardens                        $12,530,633     12.00    12.00     12.00     12.56     16.43    23.31
Point West                                 $2,458,388     12.00    12.00     12.00     12.56     16.43    23.32
Post Ridge                                 $6,347,710     10.50    12.00     12.00     12.96     16.14    24.92
Preston Creek                              $7,137,983     11.00    12.00     12.00     12.82     16.24    24.36
Professional Plaza                         $4,811,591     10.75    12.00     12.00     14.38     14.66    24.80
Promontory Point                           $6,712,655      9.80    12.00     12.00     13.17     16.00    25.78
Quail Hollow Apts                          $5,641,877     11.50    12.00     12.00     12.68     16.33    23.82
Quail Run Apts                            $10,716,992     12.00    12.00     12.00     12.56     16.43    23.31
Raintree Apts                              $4,066,575     12.00    12.00     12.00     12.56     16.43    23.31
Regency Oaks                               $8,658,793     11.50    12.00     12.00     12.68     16.33    23.82
River Reach Apts                          $10,019,697     11.00    12.00     12.00     12.82     16.24    24.36
Rivers Edge                                $3,426,492     11.50    12.00     12.00     12.68     16.33    23.82
Rocky Creek Apts                           $3,312,318     11.50    12.00     12.00     12.68     16.33    23.82
Rocky Ridge                                $2,411,043     11.00    12.00     12.00     12.82     16.24    24.36
Sandpiper Apartments                       $6,405,163     11.50    12.00     12.00     12.68     16.33    23.82
Sands Point                               $14,006,959     10.50    12.00     12.00     12.96     16.14    24.92
Shirewood                                  $3,662,934     13.00    12.00     12.00     12.32     16.61    22.38
Signal Pointe Apts                         $9,482,094     10.50    12.00     12.00     12.96     16.14    24.92
Silverado                                  $4,342,845     10.00    12.00     12.00     13.11     16.04    25.53
Ski Lodge                                 $13,417,662     12.00    12.00     12.00     12.56     16.43    23.32
Society Park                               $4,366,725     12.00    12.00     12.00     12.56     16.43    23.32
Society Park East                          $4,581,627     13.00    12.00     12.00     12.32     16.61    22.38
South City Business Center                 $2,773,365     11.00    12.00     12.00     15.69     14.85    35.84
South Port Apts                            $6,324,324     13.00    12.00     12.00     12.32     16.61    22.38
Southpoint                                 $6,708,037     12.50    12.00     12.00     12.44     16.52    22.84

         SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                 STATISTICS FOR UPPER PERCENTILE OF FULL RANGE
                               DECEMBER 31, 1996


                                                                              UNLEVERAGED           LEVERAGED
PROPERTY                                     VALUE         CAP      DISC      IRR       ARR       IRR      ARR
St Charleston Village                      $9,838,766     10.00    12.00     12.00     13.11     16.04    25.53
Stone Mountain West                        $5,129,906     10.05    12.00     12.00     13.09     16.05    25.46
Stoney Creek                               $9,224,705     11.00    12.00     12.00     12.82     16.24    24.36
Stratford Place                            $5,096,867      9.80    12.00     12.00     13.17     16.00    25.78
Summerhill                                 $4,338,887     11.00    12.00     12.00     12.82     16.24    24.36
Summerwalk                                 $6,738,472     10.50    12.00     12.00     12.96     16.14    24.93
Sun River Village                         $11,734,245     10.50    12.00     12.00     12.96     16.14    24.92
Sunrunner                                  $5,143,886     11.50    12.00     12.00     12.68     16.33    23.82
Tahoe Springs                             $11,423,276     11.00    12.00     12.00     12.82     16.24    24.36
Tamarac Village                           $18,502,380     10.00    12.00     12.00     13.11     16.04    25.53
Tar River Estates                          $9,799,959     13.50    12.00     12.00     12.21     16.70    21.95
Tates Creek Village                        $5,714,123     12.50    12.00     12.00     12.44     16.52    22.84
The Apartment                              $5,104,124     12.50    12.00     12.00     12.44     16.52    22.84
The Landings                               $4,701,124     12.00    12.00     12.00     12.32     15.31    17.64
The Lodge                                 $12,158,623     10.00    12.00     12.00     13.11     16.04    25.53
The Palisades                              $8,660,758     12.50    12.00     12.00     12.44     16.52    22.84
The Sterling Apartment                    $16,468,067     11.00    12.00     12.00     12.82     16.24    24.36
The Sterling Commerce                      $1,650,889     12.00    12.00     12.00     13.03     16.33    25.20
Torrey Pines                               $5,994,374     10.50    12.00     12.00     12.96     16.14    24.92
Ventura Landing                            $3,036,769     11.00    12.00     12.00     12.82     16.24    24.36
Village                                   $18,189,508     11.00    12.00     12.00     12.82     16.24    24.36
Village Apts                               $3,894,214     12.00    12.00     12.00     12.56     16.43    23.32
Village East                               $4,394,506     10.00    12.00     12.00     13.11     16.04    25.53
Village Gardens                            $4,971,522     11.00    12.00     12.00     12.82     16.24    24.36
Village Green                              $3,962,562      8.50    12.00     12.00     13.62     15.72    27.63
Village In The Woods                      $15,112,998     11.00    12.00     12.00     12.82     16.24    24.36
Vinings Peak                              $10,492,755     10.50    12.00     12.00     12.96     16.14    24.92
West Chase                                 $2,333,136     12.00    12.00     12.00     12.56     16.43    23.32
Williamsburg I                            $11,634,851     11.50    12.00     12.00     12.68     16.33    23.82
Williamsburg Manor                         $7,573,280     12.50    12.00     12.00     12.44     16.52    22.84
Willowick Apts                             $4,057,715     12.00    12.00     12.00     12.56     16.43    23.31
Windsor Hills                              $7,892,116     11.50    12.00     12.00     12.68     16.33    23.82
Wood Lake                                 $10,112,824     10.05    12.00     12.00     13.09     16.05    25.47
Woodcreek                                 $16,840,451     10.50    12.00     12.00     12.96     16.14    24.92
Woodland Village I                         $8,277,445     12.00    12.00     12.00     12.55     16.43    23.30
Woods Of Inverness                         $5,859,717     11.00    12.00     12.00     12.82     16.24    24.36


Total Value                            $1,183,488,460

         SUMMARY OF PORTFOLIO'S CURRENT VALUE AND SIMULATED PERFORMANCE
                                   STATISTICS
                               DECEMBER 31, 1996

              PORTFOLIO CURRENT VALUE, UPPER PERCENTILE FULL RANGE

Capital Return Component
------------------------
Reversionary Value
    General Market Growth:                                  $ 100,120,787
    NOI Growth (or Reduction):                                395,912,487
    Proforma Entry Value:                                     866,377,915

Total Reversionary Value:                                   1,362,411,189
Less: Sales Commissions:                                       13,624,112

Net Reversionary Value:                                   $ 1,348,787,077
----------------------                                     --------------


Discounted Reversionary Value
   General Market Growth:                                      32,236,215
   NOI Growth (or Reduction):                                 127,473,225
   Proforma Entry Value:                                      278,950,501

Total Discounted Reversionary Value:                          438,659,940
Less: Sales Commissions:                                        4,386,599

Net Discounted Reversionary Value:                          $ 434,273,341
---------------------------------                         ---------------

Income Return Components
------------------------
Net Operating Income
   Market NOI:                                                743,879,871
   Leased NOI:                                                  5,335,248

TOTAL PORTFOLIO CURRENT VALUE:                            $ 1,183,488,460
-----------------------------                             ---------------

Unleveraged Annual Internal Rate of Return:                        12.000%
Unleveraged Annual Average Rate of Return:                         12.820%
Going In CAP Rate, Adjusted NOI                                    10.430%

            SUMMARY OF PORTFOLIO'S SIMULATED PERFORMANCE STATISTICS
                               DECEMBER 31, 1996

          LEVERAGED UPPER PERCENTILE FULL RANGE PORTFOLIO PERFORMANCE

Capital Investment
------------------
Current Value:                                  $ 1,183,488,460
Financing For Buyer                                 885,762,806

Initial Equity Investment:                          297,725,654
-------------------------
Income Returns
--------------
Cash Flow

1997                             $9,255,543
1998                             10,913,449
1999                             13,150,577
2000                             14,971,856
2001                             20,646,651
2002                             23,171,691
2003                            286,045,868
2004                             25,417,324
2005                             31,497,232
2006                             34,223,212         469,293,403
                                                   --------------

Capital Returns
----------------
Net Reversionary Value:                         $ 1,348,787,077
Ending Loan Balance:                                798,102,821
Reversionary Value After Debt:                      550,684,256
                                                    -----------

Leveraged Annual Internal Rate of Return:                16.210%
Leveraged Annual Average Rate of Return:                 24.259%

         SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                 STATISTICS FOR LOWER PERCENTILE OF FULL RANGE
                               DECEMBER 31, 1996



                                                                               UNLEVERAGED          LEVERAGED
PROPERTY                                     VALUE         CAP     DISC       IRR       ARR       IRR      ARR
444 Deharo                                 $7,955,018     11.00    13.12     13.12     16.39     17.12    32.71
Alpine                                     $3,619,589     11.50    13.64     13.64     14.95     20.87    32.88
Arbour East                               $10,457,700     10.50    13.12     13.12     14.53     19.17    31.22
Autumn Run                                $12,378,642     10.00    12.59     12.59     13.95     17.64    28.89
Baymeadows                                $30,525,305     11.50    14.17     14.17     15.70     20.38    28.56
Breckinridge Square                        $9,596,765     12.50     13.9     13.90     15.00     21.89    33.10
Briar Bay Racquet Club                     $4,159,098     11.00    12.59     12.59     13.63     17.88    27.62
Brighton Crest Apts                        $9,971,175     10.00    12.59     12.59     14.03     17.56    29.20
Carriage House Apts                        $3,732,031     12.50    13.64     13.64     14.64     20.33    28.59
Cedar Brooke                               $3,376,568     12.00    14.17     14.17     15.53     22.45    35.20
Cedar Rim                                  $4,243,881     10.50    12.59     12.59     13.79     17.76    28.23
Celina Plaza                               $4,250,931     10.00    12.59     12.59     13.95     17.64    28.88
Cherry Creek Garden                       $11,850,182     10.00    12.59     12.59     13.95     17.64    28.89
Chimney Hill                               $8,371,975     10.50    13.12     13.12     14.53     19.17    31.22
Churchill Park                             $8,869,081     12.00     13.9     13.90     15.16     21.74    33.72
Citadel                                    $5,848,852     10.50    13.64     13.64     15.29     20.56    34.25
Citadel Village                            $5,189,037     10.00    12.59     12.59     13.95     17.64    28.89
City Heights                               $3,317,096     10.50    12.59     12.59     13.79     17.76    28.23
Colony At Kenilworth                      $14,097,985     12.00    14.17     14.17     15.62     22.32    35.57
Colony House Apts                          $3,945,583     10.50    13.12     13.12     14.53     19.17    31.22
Colony Of Springdale                       $5,686,102     11.00    13.12     13.12     14.37     19.30    30.56
Cooper's Pond                              $7,049,918     11.50    13.12     13.12     14.21     19.44    29.93
Coopers Pointe                             $4,994,041     12.00    13.12     13.12     14.06     19.57    29.34
Copper Mill                                $6,438,455     13.00    14.17     14.17     13.86     24.75    28.52
Corporate Center                           $2,143,045     12.50    14.17     14.17     16.36     21.87    38.55
Countrywood Apts                          $13,223,856     12.50    13.64     13.64     14.64     21.16    31.65
Creekside                                  $7,111,139     10.00    12.59     12.59     13.95     17.64    28.89
Davie Minis                                $4,294,329     11.00    13.64     13.64     16.30     19.63    38.27
Essex Park Apts                            $4,612,433     12.00    13.12     13.12     14.06     19.57    29.34
Fairway Apts                               $4,614,071     10.50    13.64     13.64     15.29     20.56    34.26
Fairway View I                             $6,600,169     12.50    13.64     13.64     14.64     21.16    31.65
Fairway View Ii                            $5,586,047     12.50    13.64     13.64     14.73     21.04    32.00
Foothill Place                            $14,608,452     10.00    12.07     12.07     13.20     16.23    25.91
Four Winds                                 $9,762,241     11.50    13.12     13.12     14.21     19.44    29.93
Foxfire Apartments                        $11,768,767     12.50    13.64     13.64     14.52     21.29    31.17


         SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                 STATISTICS FOR LOWER PERCENTILE OF FULL RANGE
                               DECEMBER 31, 1996



                                                                               UNLEVERAGED          LEVERAGED
PROPERTY                                     VALUE         CAP     DISC       IRR       ARR       IRR      ARR
Foxfire Apts                               $7,259,437     10.50    13.12     13.12     14.53     19.17    31.22
Greenspoint                                $9,971,654     10.50    13.12     13.12     14.53     19.17    31.22
Hampton Greens                             $4,803,463     11.00    13.64     13.64     15.11     20.72    33.55
Heritage Pointe                            $2,766,976     12.00    14.17     14.17     15.53     22.45    35.21
Huntington Athletic Club                   $7,611,391     11.50    12.59     12.59     12.36     19.23    22.52
Indian Creek Village                       $8,725,823     11.00    12.59     12.59     13.63     17.88    27.62
Knolls                                    $10,494,384     11.00    13.64     13.64     15.11     20.72    33.55
Knollwood                                  $9,826,861     10.05    13.12     13.12     14.69     19.04    31.85
Lake Forest                                $7,743,682     11.50    14.17     14.17     15.70     22.28    35.88
Lake Johnson Mews                          $7,736,919     12.50    13.64     13.64     14.64     21.16    31.65
Lake Villa                                 $4,534,543     11.00    13.64     13.64     15.11     20.72    33.55
Lakes                                     $19,618,488     12.50    13.64     13.64     14.64     21.16    31.65
Lakeside                                  $25,097,296     10.50    12.59     12.59     13.79     17.76    28.23
Lakeside Place                            $14,828,711     10.50    13.12     13.12     14.53     19.17    31.22
Lamplighter Park                           $4,618,703     10.50    12.59     12.59     13.79     17.76    28.23
Lauderhill Minis                           $1,766,091      9.00     9.97      9.97     12.26     10.12    16.38
Lexington Apts                             $7,601,549     12.00    14.17     14.17     15.53     22.45    35.21
Loft                                       $7,996,882     12.50    13.64     13.64     14.64     21.16    31.65
Magnolia Trace                             $5,685,622     13.50    15.22     15.22     16.53     25.85    39.20
Mcmillian Place                            $6,970,588     10.50    13.64     13.64     15.29     20.56    34.26
Meadows                                    $3,953,193      8.50    11.54     11.54     12.95     14.49    25.20
Millhopper Apts                            $4,079,438     12.50    14.69     14.69     16.11     24.05    37.53
Misty Woods                                $5,408,371     11.00    12.59     12.59     13.63     17.88    27.62
Nob Hill Villa                             $9,550,008     10.50    13.12     13.12     14.53     19.17    31.22
North River Village                        $4,408,964     10.50    13.12     13.12     14.53     19.17    31.22
Northlake                                  $2,892,018     11.00    14.17     14.17     17.38     20.85    42.60
Northwoods Apts                            $8,570,001     12.00    14.17     14.17     15.53     22.45    35.20
Nottingham Square                         $12,035,422     12.00    14.17     14.17     15.53     22.45    35.20
Oak Run                                    $9,245,407     11.00    13.64     13.64     15.11     20.72    33.55
Oakwood Village                            $4,601,887     10.50    12.59     12.59     13.79     17.76    28.24
Old Salem                                 $10,985,251     13.00    14.17     14.17     15.22     22.77    33.96
Overlook                                   $2,235,216     12.50    14.17     14.17     15.37     22.61    34.57
Overlook Point                             $8,258,230     12.50    14.17     14.17     15.37     22.61    34.57
Palm Lake                                  $3,794,539     11.50    12.59     12.59     13.49     17.99    27.04
Park Capitol                               $4,837,891     10.00    11.02     11.02     11.76     13.33    20.13


         SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                 STATISTICS FOR LOWER PERCENTILE OF FULL RANGE
                               DECEMBER 31, 1996



                                                                               UNLEVERAGED          LEVERAGED
PROPERTY                                     VALUE         CAP     DISC       IRR       ARR       IRR      ARR
Parktown Townhouses                        $8,781,374     10.50    13.12     13.12     14.53     19.17    31.22
Patchen Place                              $5,238,547     12.00    13.64     13.64     14.79     21.02    32.25
Pennbrook                                 $40,827,109     11.00    12.59     12.59     13.47     16.77    21.87
Phoenix Bus Center                         $2,540,526     13.50    15.22     15.22     16.53     25.85    39.21
Phoenix Bus Center C                               $0     13.00    13.64      0.00      0.00      0.00     0.00
Pines Of Roanoke                           $6,227,092     11.50    13.12     13.12     14.21     19.44    29.93
Pinetree                                   $4,427,889     11.00    12.59     12.59     13.63     17.88    27.62
Place Du Plantier                          $5,849,387     12.50    13.64     13.64     14.64     21.16    31.65
Plantation Creek                          $17,808,515     10.50    13.12     13.12     14.53     19.17    31.22
Plantation Crossing                        $5,584,821      9.05    12.07     12.07     13.52     16.03    27.17
Plantation Gardens                        $13,651,336     12.00    14.17     14.17     15.53     22.45    35.20
Point West                                 $3,250,508     12.00    13.12     13.12     14.06     18.07    23.66
Post Ridge                                 $6,462,801     10.50    13.12     13.12     14.53     19.17    31.22
Preston Creek                              $5,684,108     11.00    13.64     13.64     15.11     20.72    33.55
Professional Plaza                         $4,790,042     10.75    12.07     12.07     14.49     14.83    25.32
Promontory Point                           $5,512,385      9.80    12.07     12.07     13.27     16.18    26.16
Quail Hollow Apts                          $5,663,136     11.50    14.17     14.17     15.70     22.28    35.88
Quail Run Apts                             $9,253,775     12.00    13.12     13.12     14.06     19.57    29.34
Raintree Apts                              $4,620,958     12.00    14.17     14.17     15.53     22.45    35.20
Regency Oaks                               $8,361,200     11.50    12.59     12.59     13.49     17.99    27.04
River Reach Apts                          $15,238,463     11.00    12.59     12.59     13.63     15.58    18.38
Rivers Edge                                $4,562,875     11.50    13.64     13.64     14.95     18.83    25.07
Rocky Creek Apts                           $3,155,224     11.50    12.59     12.59     13.49     17.99    27.03
Rocky Ridge                                $2,374,633     11.00    13.12     13.12     14.37     19.30    30.56
Sandpiper Apartments                       $6,199,919     11.50    12.59     12.59     13.49     17.99    27.04
Sands Point                               $13,089,910     10.50    13.12     13.12     14.53     19.17    31.22
Shirewood                                  $3,132,099     13.00    14.17     14.17     15.22     22.77    33.96
Signal Pointe Apts                        $10,158,329     10.50    12.59     12.59     13.79     17.76    28.23
Silverado                                  $1,610,506     10.00    12.59     12.59     13.95     17.64    28.88
Ski Lodge                                 $11,471,442     12.00    14.17     14.17     15.53     22.45    35.20
Society Park                               $9,117,362     12.00    13.64     13.64     14.79     16.63    18.08
Society Park East                          $3,915,754     13.00    14.17     14.17     15.22     22.77    33.96
South City Business Center                 $2,391,352     11.00    14.17     14.17     19.79     19.56    52.26
South Port Apts                            $5,581,148     13.00    14.17     14.17     15.22     22.77    33.96
Southpoint                                 $5,740,660     12.50    13.64     13.64     14.64     21.16    31.65


         SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                 STATISTICS FOR LOWER PERCENTILE OF FULL RANGE
                               DECEMBER 31, 1996



                                                                               UNLEVERAGED          LEVERAGED
PROPERTY                                     VALUE         CAP     DISC       IRR       ARR       IRR      ARR
St Charleston Village                     $10,343,193     10.00    11.54     11.54     12.47     14.79    22.99
Stone Mountain West                        $6,233,681     10.05    13.12     13.12     14.69     17.94    26.52
Stoney Creek                               $6,569,700     11.00    13.64     13.64     15.11     20.72    33.55
Stratford Place                            $5,274,569      9.80    12.07     12.07     13.27     16.18    26.17
Summerhill                                 $3,432,204     11.00    13.64     13.64     15.11     20.72    33.55
Summerwalk                                 $5,358,789     10.50    13.12     13.12     14.53     19.17    31.22
Sun River Village                         $11,857,677     10.50    13.12     13.12     14.53     19.17    31.22
Sunrunner                                  $3,391,691     11.50    12.59     12.59     13.49     17.99    27.04
Tahoe Springs                             $10,799,206     11.00    12.59     12.59     13.63     17.88    27.62
Tamarac Village                           $14,907,745     10.00    12.59     12.59     13.95     17.64    28.89
Tar River Estates                          $8,506,432     13.50    14.69     14.69     15.80     24.39    36.28
Tates Creek Village                        $5,888,205     12.50    14.17     14.17     15.37     22.61    34.57
The Apartment                              $4,354,469     12.50    14.17     14.17     15.37     22.61    34.57
The Landings                               $3,586,114     12.00    13.12     13.12     13.72     19.94    27.97
The Lodge                                  $9,545,316     10.00    12.59     12.59     13.95     17.64    28.89
The Palisades                              $6,394,612     12.50    14.17     14.17     15.37     22.61    34.57
The Sterling Apartment                    $17,216,939     11.00    12.59     12.59     13.63     17.88    27.62
The Sterling Commerce                      $1,546,237     12.00    13.12     13.12     14.58     19.54    31.43
Torrey Pines                               $6,030,655     10.50    12.07     12.07     13.05     16.33    25.30
Ventura Landing                            $3,442,306     11.00    13.12     13.12     14.37     19.30    30.56
Village                                   $16,797,607     11.00    12.59     12.59     13.63     17.88    27.62
Village Apts                               $3,841,493     12.00    14.17     14.17     15.53     22.45    35.20
Village East                               $3,931,809     10.00    12.59     12.59     13.95     17.64    28.89
Village Gardens                            $4,696,528     11.00    12.59     12.59     13.63     17.88    27.62
Village Green                              $3,968,568      8.50    11.54     11.54     12.95     14.49    25.20
Village In The Woods                      $13,594,345     11.00    13.12     13.12     14.37     19.30    30.56
Vinings Peak                               $8,117,937     10.50    13.12     13.12     14.53     19.17    31.22
West Chase                                 $2,340,817     12.00    13.64     13.64     14.79     21.02    32.25
Williamsburg I                             $7,161,716     11.50    14.17     14.17     15.70     22.28    35.88
Williamsburg Manor                         $7,197,741     12.50    13.64     13.64     14.64     21.16    31.65
Willowick Apts                             $3,282,903     12.00    14.17     14.17     15.53     22.45    35.20
Windsor Hills                              $6,703,731     11.50    13.64     13.64     14.95     20.87    32.88
Wood Lake                                  $6,597,149     10.05    13.12     13.12     14.69     19.04    31.85
Woodcreek                                 $15,175,522     10.50    13.12     13.12     14.53     19.17    31.22
Woodland Village I                         $7,347,449     12.00    13.12     13.12     14.06     19.57    29.34
Woods Of Inverness                         $4,651,232     11.00    13.12     13.12     14.37     19.30    30.56




Total Value                            $1,067,125,930

         SUMMARY OF PORTFOLIO'S CURRENT VALUE AND SIMULATED PERFORMANCE
                                   STATISTICS
                               DECEMBER 31, 1996

              PORTFOLIO CURRENT VALUE, LOWER PERCENTILE FULL RANGE

Capital Return Components
-------------------------
Reversionary Value
   General Market Growth:                                          $203,978,484
   NOI Growth (or Reduction):                                       320,285,312
   Proforma Entry Value:                                            788,118,908

 Total Reversionary Value:                                        1,312,382,704
 Less: Sales Commissions:                                            13,123,827

 Net Reversionary Value:                                          1,299,258,877

Discounted Reversionary Value
   General Market Growth:                                            59,177,071
   NOI Growth (or Reduction):                                        91,675,586
   Proforma Entry Value:                                            228,774,259

 Total Discounted Reversionary Value:                               379,626,916
 Less: Sales Commissions:                                             3,796,269

 Net Discounted Reversionary Value:                                $375,830,647
 ---------------------------------                                 ------------
Income Return Components
------------------------
Net Operating Income
   Market NOI:                                                    $ 686,070,971
   Leased NOI:                                                        5,224,313

TOTAL PORTFOLIO CURRENT VALUE:                                   $1,067,125,930
------------------------------                                   --------------

Unleveraged Annual Internal Rate of Return:                             13.231%
Unleveraged Annual Average Rate of Return:                              14.490%
Going In CAP Rate, Adjusted NOI                                         12.920%

            SUMMARY OF PORTFOLIO'S SIMULATED PERFORMANCE STATISTICS
                               DECEMBER 31, 1996

          LEVERAGED LOWER PERCENTILE FULL RANGE PORTFOLIO PERFORMANCE

Capital Investment
------------------
Current Value:                                                   $1,067,125,930
Financing For Buyer                                                 786,674,993

Initial Equity Investment:                                          280,450,937
-------------------------                                           -----------

Income Returns
--------------
Cash Flow

1997                              18,782,566
1998                              20,498,541
1999                              22,579,915
2000                              24,247,323
2001                              29,762,863
2002                              32,125,163
2003                             277,571,840
2004                              32,532,719
2005                              38,440,139
2006                              40,997,101                        537,538,170
                                                                    -----------

Capital Returns
----------------
Net Reversionary Value:                                          $1,299,258,877
Ending Loan Balance:                                                719,482,909
Reversionary Value After Debt:                                      579,775,968
                                                                    -----------

Leveraged Annual Internal Rate of Return:                                19.371%
Leveraged Annual Average Rate of Return:                                 29.840%

        SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                STATISTICS FOR UPPER PERCENTILE OF NARROW RANGE
                               DECEMBER 31, 1996


                                                                               UNLEVERAGED          LEVERAGED
PROPERTY                                     VALUE         CAP     DISC       IRR       ARR       IRR      ARR
444 Deharo                                 $8,282,136     11.00    12.50     12.50     15.35     15.59    27.40
Alpine                                     $3,923,049     11.50    13.00     13.00     14.05     19.12    29.28
Arbour East                               $11,290,754     10.50    12.50     12.50     13.65     17.50    27.71
Autumn Run                                $13,377,495     10.00    12.00     12.00     13.11     16.04    25.53
Baymeadows                                $32,941,723     11.50    13.50     13.50     14.74     18.12    23.17
Breckinridge Square                       $10,322,378     12.50    13.25     13.25     14.10     20.07    29.50
Briar Bay Racquet Club                     $4,557,917     11.00    12.00     12.00     12.82     16.24    24.36
Brighton Crest Apts                       $10,739,607     10.00    12.00     12.00     13.18     15.98    25.81
Carriage House Apts                        $4,011,309     12.50    13.00     13.00     13.76     17.83    22.61
Cedar Brooke                               $3,682,431     12.00    13.50     13.50     14.59     20.63    31.46
Cedar Rim                                  $4,575,520     10.50    12.00     12.00     12.96     16.14    24.93
Celina Plaza                               $4,724,006     10.00    12.00     12.00     13.11     16.04    25.52
Cherry Creek Garden                       $12,729,260     10.00    12.00     12.00     13.11     16.04    25.53
Chimney Hill                               $9,110,666     10.50    12.50     12.50     13.65     17.50    27.71
Churchill Park                             $9,595,966     12.00    13.25     13.25     14.24     19.94    30.07
Citadel                                    $6,385,125     10.50    13.00     13.00     14.36     18.85    30.54
Citadel Village                            $5,568,183     10.00    12.00     12.00     13.11     15.87    24.51
City Heights                               $3,590,798     10.50    12.00     12.00     12.96     16.14    24.93
Colony At Kenilworth                      $15,208,114     12.00    13.50     13.50     14.67     20.52    31.79
Colony House Apts                          $4,326,569     10.50    12.50     12.50     13.65     17.50    27.71
Colony Of Springdale                       $6,199,202     11.00    12.50     12.50     13.50     17.62    27.10
Cooper's Pond                              $7,734,624     11.50    12.50     12.50     13.36     17.73    26.53
Coopers Pointe                             $5,383,451     12.00    12.50     12.50     13.22     17.85    25.98
Copper Mill                                $6,915,144     13.00    13.50     13.50     13.07     22.60    25.38
Corporate Center                           $2,227,552     12.50    13.50     13.50     15.36     20.10    34.55
Countrywood Apts                          $14,182,156     12.50    13.00     13.00     13.76     19.37    28.15
Creekside                                  $7,703,779     10.00    12.00     12.00     13.11     16.04    25.53
Davie Minis                                $4,467,338     11.00    13.00     13.00     15.28     18.08    34.20
Essex Park Apts                            $5,043,698     12.00    12.50     12.50     13.22     17.85    25.98
Fairway Apts                               $5,060,528     10.50    13.00     13.00     14.36     18.85    30.54
Fairway View I                             $7,087,651     12.50    13.00     13.00     13.76     19.37    28.15
Fairway View Ii                            $6,003,099     12.50    13.00     13.00     13.84     19.27    28.46
Foothill Place                            $15,673,974     10.00    11.50     11.50     12.41     14.67    22.75
Four Winds                                $10,509,959     11.50    12.50     12.50     13.36     17.73    26.53
Foxfire Apartments                        $12,646,611     12.50    13.00     13.00     13.65     18.86    25.45


        SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                STATISTICS FOR UPPER PERCENTILE OF NARROW RANGE
                               DECEMBER 31, 1996



                                                                               UNLEVERAGED          LEVERAGED
PROPERTY                                     VALUE         CAP     DISC       IRR       ARR       IRR      ARR
Foxfire Apts                               $7,864,139     10.50    12.50     12.50     13.65     17.50    27.71
Greenspoint                               $10,769,894     10.50    12.50     12.50     13.65     17.50    27.71
Hampton Greens                             $5,250,944     11.00    13.00     13.00     14.20     18.98    29.89
Heritage Pointe                            $3,006,383     12.00    13.50     13.50     14.59     20.63    31.46
Huntington Athletic Club                   $8,161,861     11.50    12.00     12.00     11.66     17.32    19.73
Indian Creek Village                       $9,399,100     11.00    12.00     12.00     12.82     16.24    24.36
Knolls                                    $11,257,159     11.00    13.00     13.00     14.20     18.94    29.68
Knollwood                                 $10,613,715     10.05    12.50     12.50     13.80     17.40    28.29
Lake Forest                                $8,374,084     11.50    13.50     13.50     14.74     20.48    32.07
Lake Johnson Mews                          $8,290,573     12.50    13.00     13.00     13.76     19.37    28.15
Lake Villa                                 $4,889,565     11.00    13.00     13.00     14.20     18.99    29.89
Lakes                                     $21,044,329     12.50    13.00     13.00     13.76     19.37    28.15
Lakeside                                  $27,054,007     10.50    12.00     12.00     12.96     15.84    23.34
Lakeside Place                            $16,324,074     10.50    12.50     12.50     13.65     17.50    27.71
Lamplighter Park                           $5,015,722     10.50    12.00     12.00     12.96     16.14    24.93
Lauderhill Minis                           $1,828,187      9.00     9.50      9.50     11.50      9.20    14.02
Lexington Apts                             $8,240,671     12.00    13.50     13.50     14.59     20.63    31.46
Loft                                       $8,581,947     12.50    13.00     13.00     13.76     19.37    28.14
Magnolia Trace                             $6,145,417     13.50    14.50     14.50     15.53     23.86    35.22
Mcmillian Place                            $7,598,727     10.50    13.00     13.00     14.36     18.85    30.54
Meadows                                    $4,329,113      8.50    11.00     11.00     12.17     13.03    22.36
Millhopper Apts                            $4,404,387     12.50    14.00     14.00     15.14     22.15    33.63
Misty Woods                                $5,844,655     11.00    12.00     12.00     12.82     16.24    24.36
Nob Hill Villa                            $10,351,245     10.50    12.50     12.50     13.65     17.50    27.71
North River Village                        $4,786,806     10.50    12.50     12.50     13.65     17.50    27.71
Northlake                                  $3,012,356     11.00    13.50     13.50     16.28     19.25    38.23
Northwoods Apts                            $9,217,496     12.00    13.50     13.50     14.59     20.63    31.45
Nottingham Square                         $13,013,570     12.00    13.50     13.50     14.59     20.63    31.45
Oak Run                                   $10,005,556     11.00    13.00     13.00     14.20     18.98    29.89
Oakwood Village                            $5,066,370     10.50    12.00     12.00     12.96     16.14    24.93
Old Salem                                 $11,838,085     13.00    13.50     13.50     14.30     20.91    30.31
Overlook                                   $2,488,146     12.50    13.50     13.50     14.44     20.77    30.87
Overlook Point                             $8,883,693     12.50    13.50     13.50     14.44     20.77    30.87
Palm Lake                                  $4,134,506     11.50    12.00     12.00     12.68     16.33    23.82
Park Capitol                               $5,185,243     10.00    10.50     10.50     11.06     11.82    17.62



        SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                STATISTICS FOR UPPER PERCENTILE OF NARROW RANGE
                               DECEMBER 31, 1996



                                                                               UNLEVERAGED       LEVERAGED
PROPERTY                                     VALUE         CAP     DISC       IRR       ARR       IRR      ARR
Parktown Townhouses                        $9,532,174     10.50    12.50     12.50     13.65     17.50    27.71
Patchen Place                              $5,667,312     12.00    13.00     13.00     13.90     19.24    28.70
Pennbrook                                 $43,530,731     11.00    12.00     12.00     12.67     14.96    17.97
Phoenix Bus Center                         $2,790,197     13.50    14.50     14.50     15.53     23.86    35.22
Phoenix Bus Center C                               $0     13.00    13.00      0.00      0.00      0.00     0.00
Pines Of Roanoke                           $6,730,636     11.50    12.50     12.50     13.36     17.37    24.91
Pinetree                                   $4,803,655     11.00    12.00     12.00     12.82     16.24    24.36
Place Du Plantier                          $6,309,946     12.50    13.00     13.00     13.76     19.37    28.15
Plantation Creek                          $19,157,080     10.50    12.50     12.50     13.65     17.50    27.71
Plantation Crossing                        $6,053,274      9.05    11.50     11.50     12.70     14.50    24.00
Plantation Gardens                        $14,735,988     12.00    13.50     13.50     14.59     20.63    31.45
Point West                                 $3,499,244     12.00    12.50     12.50     13.22     16.05    19.23
Post Ridge                                 $6,959,136     10.50    12.50     12.50     13.65     17.50    27.71
Preston Creek                              $6,187,878     11.00    13.00     13.00     14.20     18.98    29.89
Professional Plaza                         $4,973,008     10.75    11.50     11.50     13.59     13.47    21.37
Promontory Point                           $6,046,336      9.80    11.50     11.50     12.47     14.64    22.98
Quail Hollow Apts                          $6,125,138     11.50    13.50     13.50     14.75     20.48    32.07
Quail Run Apts                             $9,998,932     12.00    12.50     12.50     13.22     17.85    25.98
Raintree Apts                              $4,987,099     12.00    13.50     13.50     14.59     19.91    28.63
Regency Oaks                               $9,042,634     11.50    12.00     12.00     12.68     16.33    23.82
River Reach Apts                          $16,326,988     11.00    12.00     12.00     12.82     14.15    15.70
Rivers Edge                                $4,900,509     11.50    13.00     13.00     14.05     16.85    20.68
Rocky Creek Apts                           $3,415,270     11.50    12.00     12.00     12.68     16.33    23.82
Rocky Ridge                                $2,599,678     11.00    12.50     12.50     13.50     17.62    27.10
Sandpiper Apartments                       $6,768,867     11.50    12.00     12.00     12.68     16.33    23.82
Sands Point                               $14,098,993     10.50    12.50     12.50     13.65     17.50    27.71
Shirewood                                  $3,426,801     13.00    13.50     13.50     14.31     20.91    30.31
Signal Pointe Apts                        $10,972,237     10.50    12.00     12.00     12.96     15.84    23.34
Silverado                                  $1,894,563     10.00    12.00     12.00     13.11     16.04    25.52
Ski Lodge                                 $12,339,819     12.00    13.50     13.50     14.59     20.63    31.45
Society Park                               $9,870,942     12.00    13.00     13.00     13.90     15.30    15.83
Society Park East                          $4,260,526     13.00    13.50     13.50     14.31     20.91    30.31
South City Business Center                 $2,501,210     11.00    13.50     13.50     18.48     18.13    47.02
South Port Apts                            $6,001,388     13.00    13.50     13.50     14.31     20.91    30.31
Southpoint                                 $6,190,312     12.50    13.00     13.00     13.76     19.37    28.15


        SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                STATISTICS FOR UPPER PERCENTILE OF NARROW RANGE
                               DECEMBER 31, 1996



                                                                               UNLEVERAGED       LEVERAGED
PROPERTY                                     VALUE         CAP     DISC       IRR       ARR       IRR      ARR
St Charleston Village                     $11,144,166     10.00    11.00     11.00     11.73     13.08    18.59
Stone Mountain West                        $6,727,673     10.05    12.50     12.50     13.80     15.94    21.28
Stoney Creek                               $7,161,075     11.00    13.00     13.00     14.20     18.98    29.89
Stratford Place                            $5,763,672      9.80    11.50     11.50     12.47     14.63    22.90
Summerhill                                 $3,792,994     11.00    13.00     13.00     14.20     18.98    29.89
Summerwalk                                 $5,881,229     10.50    12.50     12.50     13.65     17.50    27.71
Sun River Village                         $12,738,345     10.50    12.50     12.50     13.65     17.50    27.71
Sunrunner                                  $3,705,713     11.50    12.00     12.00     12.68     16.33    23.82
Tahoe Springs                             $11,704,141     11.00    12.00     12.00     12.82     16.24    24.36
Tamarac Village                           $16,125,028     10.00    12.00     12.00     13.11     16.04    25.53
Tar River Estates                          $9,205,725     13.50    14.00     14.00     14.85     22.46    32.48
Tates Creek Village                        $6,382,315     12.50    13.50     13.50     14.44     20.77    30.87
The Apartment                              $4,714,599     12.50    13.50     13.50     14.44     20.77    30.87
The Landings                               $3,881,248     12.00    12.50     12.50     12.92     18.14    24.78
The Lodge                                 $10,275,345     10.00    12.00     12.00     13.11     16.04    25.53
The Palisades                              $6,951,433     12.50    13.50     13.50     14.44     20.77    30.87
The Sterling Apartment                    $18,991,612     11.00    12.00     12.00     12.82     16.24    24.36
The Sterling Commerce                      $1,602,838     12.00    12.50     12.50     13.72     17.77    27.96
Torrey Pines                               $6,513,628     10.50    11.50     11.50     12.27     14.75    22.19
Ventura Landing                            $3,780,096     11.00    12.50     12.50     13.50     17.27    25.45
Village                                   $18,256,487     11.00    12.00     12.00     12.82     16.24    24.36
Village Apts                               $4,151,938     12.00    13.50     13.50     14.59     20.63    31.45
Village East                               $4,233,973     10.00    12.00     12.00     13.11     16.04    25.53
Village Gardens                            $5,048,036     11.00    12.00     12.00     12.82     16.24    24.36
Village Green                              $4,323,497      8.50    11.00     11.00     12.17     12.87    20.81
Village In The Woods                      $14,717,192     11.00    12.50     12.50     13.50     17.62    27.10
Vinings Peak                               $8,817,812     10.50    12.50     12.50     13.65     17.50    27.71
West Chase                                 $2,559,045     12.00    13.00     13.00     13.90     19.25    28.70
Williamsburg I                             $7,854,020     11.50    13.50     13.50     14.75     20.48    32.07
Williamsburg Manor                         $7,727,732     12.50    13.00     13.00     13.76     19.37    28.15
Willowick Apts                             $3,571,175     12.00    13.50     13.50     14.59     20.63    31.46
Windsor Hills                              $7,221,627     11.50    13.00     13.00     14.05     19.12    29.28
Wood Lake                                  $7,157,126     10.05    12.50     12.50     13.80     17.40    28.29
Woodcreek                                 $16,283,378     10.50    12.50     12.50     13.65     17.50    27.71
Woodland Village I                         $7,978,062     12.00    12.50     12.50     13.22     17.85    25.98
Woods Of Inverness                         $5,139,628     11.00    12.50     12.50     13.50     17.62    27.10



Total Value                            $1,152,835,601

         SUMMARY OF PORTFOLIO'S CURRENT VALUE AND SIMULATED PERFORMANCE
                                   STATISTICS
                               DECEMBER 31, 1996

             PORTFOLIO CURRENT VALUE, UPPER PERCENTILE NARROW RANGE

Capital Return Component
------------------------
Reversionary Value
   General Market Growth:                                          $155,522,141
   NOI Growth (or Reduction):                                       384,648,076
   Proforma Entry Value:                                            827,074,110

Total Reversionary Value:                                         1,367,244,328
Less: Sales Commissions:                                             13,672,443

Net Reversionary Value:                                          $1,353,571,884
----------------------                                           --------------
Discounted Reversionary Value
   General Market Growth:                                            47,727,384
   NOI Growth (or Reduction):                                       116,532,209
   Proforma Entry Value:                                            253,621,423

Total Discounted Reversionary Value:                                417,881,016
Less: Sales Commissions:                                              4,178,810

Net Discounted Reversionary Value:                                 $413,702,206
--------------------------------                                   ------------

Income Return Components
------------------------
Net Operating Income
   Market NOI:                                                      733,857,713
   Leased NOI:                                                        5,275,683

TOTAL PORTFOLIO CURRENT VALUE:                                   $1,152,835,601
------------------------------                                   --------------

Unleveraged Annual Internal Rate of Return:                             12.608%
Unleveraged Annual Average Rate of Return:                              13.618%
Going In CAP Rate, Adjusted NOI                                         10.860%

            SUMMARY OF PORTFOLIO'S SIMULATED PERFORMANCE STATISTICS
                               DECEMBER 31, 1996

         LEVERAGED UPPER PERCENTILE NARROW RANGE PORTFOLIO PERFORMANCE

Capital Investment
------------------
Current Value:                                         $1,152,835,601
Financing For Buyer                                       842,116,385

Initial Equity Investment:                                310,719,216
------------------------                                  -----------

Income Returns
--------------
Cash Flow

1997                              $16,657,052
1998                               18,478,822
1999                               20,661,399
2000                               22,432,048
2001                               28,052,923
2002                               30,522,600
2003                              300,694,075
2004                               30,063,521
2005                               36,084,970
2006                               38,758,159            542,405,569
                                                         -----------

Capital Returns
----------------
Net Reversionary Value:                               $1,353,571,884
Ending Loan Balance:                                     776,921,301
Reversionary Value After Debt:                           576,650,583
                                                         -----------

Leveraged Annual Internal Rate of Return:                    17.609%
Leveraged Annual Average Rate of Return:                     26.015%

        SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                STATISTICS FOR LOWER PERCENTILE OF NARROW RANGE
                               DECEMBER 31, 1996



                                                                               UNLEVERAGED       LEVERAGED
PROPERTY                                     VALUE         CAP     DISC       IRR       ARR       IRR      ARR
444 Deharo                                 $8,064,090     11.00    12.91     12.91     16.03     16.59    30.79
Alpine                                     $3,772,811     11.50    12.92     12.92     13.93     18.89    28.83
Arbour East                               $10,863,005     10.50    12.47     12.47     13.62     17.43    27.56
Autumn Run                                $13,073,108     10.00    11.69     11.69     12.68     15.19    23.80
Baymeadows                                $30,489,939     11.50    14.19     14.19     15.73     20.44    28.70
Breckinridge Square                        $9,944,865     12.50    13.27     13.27     14.13     20.12    29.60
Briar Bay Racquet Club                     $4,101,335     11.00    12.83     12.83     13.96     18.53    28.95
Brighton Crest Apts                       $10,749,251     10.00    11.36     11.36     12.29     14.25    22.24
Carriage House Apts                        $3,776,831     12.50    13.43     13.43     14.35     19.61    26.93
Cedar Brooke                               $3,679,174     12.00    12.65     12.65     13.43     18.27    26.81
Cedar Rim                                  $4,177,109     10.50    12.86     12.86     14.17     18.48    29.75
Celina Plaza                               $4,372,197     10.00    12.13     12.13     13.28     16.38    26.23
Cherry Creek Garden                       $12,619,063     10.00    11.55     11.55     12.49     14.82    23.05
Chimney Hill                               $8,951,822     10.50    11.99     11.99     12.94     16.11    24.86
Churchill Park                             $9,479,275     12.00    12.73     12.73     13.54     18.50    27.24
Citadel                                    $6,078,936     10.50    12.98     12.98     14.33     18.80    30.43
Citadel Village                            $5,452,237     10.00    11.77     11.77     12.79     15.42    24.26
City Heights                               $3,397,413     10.50    12.19     12.19     13.22     16.66    25.98
Colony At Kenilworth                      $14,694,573     12.00    13.43     13.43     14.58     20.33    31.41
Colony House Apts                          $4,250,446     10.50    11.86     11.86     12.77     15.77    24.18
Colony Of Springdale                       $5,879,921     11.00    12.54     12.54     13.56     17.74    27.34
Cooper's Pond                              $7,167,786     11.50    12.83     12.83     13.81     18.65    28.34
Coopers Pointe                             $5,089,201     12.00    12.79     12.79     13.61     18.66    27.54
Copper Mill                                $6,722,221     13.00    13.33     13.33     12.85     22.09    24.49
Corporate Center                           $2,242,259     12.50    13.39     13.39     15.20     19.80    33.88
Countrywood Apts                          $13,732,036     12.50    12.97     12.97     13.73     19.30    28.01
Creekside                                  $7,671,976     10.00    11.34     11.34     12.20     14.23    21.88
Davie Minis                                $4,388,987     11.00    13.29     13.29     15.73     18.77    36.01
Essex Park Apts                            $4,808,728     12.00    12.39     12.39     13.08     17.55    25.41
Fairway Apts                               $4,945,070     10.50    12.46     12.46     13.60     17.40    27.49
Fairway View I                             $6,834,633     12.50    13.02     13.02     13.79     19.44    28.27
Fairway View Ii                            $5,830,572     12.50    12.89     12.89     13.69     18.96    27.85
Foothill Place                            $15,683,783     10.00    10.91     10.91     11.61     13.02    19.60
Four Winds                                $10,527,339     11.50    11.83     11.83     12.45     15.84    22.89
Foxfire Apartments                        $12,212,964     12.50    12.98     12.98     13.63     19.34    27.29


        SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                STATISTICS FOR LOWER PERCENTILE OF NARROW RANGE
                               DECEMBER 31, 1996



                                                                               UNLEVERAGED       LEVERAGED
PROPERTY                                     VALUE         CAP     DISC       IRR       ARR       IRR      ARR
Foxfire Apts                               $7,546,668     10.50    12.46     12.46     13.60     17.40    27.48
Greenspoint                               $10,743,168     10.50    11.86     11.86     12.77     15.76    24.17
Hampton Greens                             $5,216,869     11.00    12.23     12.23     13.12     16.86    25.59
Heritage Pointe                            $2,929,312     12.00    13.15     13.15     14.11     19.67    29.55
Huntington Athletic Club                   $7,689,295     11.50    12.41     12.41     12.13     18.64    21.61
Indian Creek Village                       $8,852,575     11.00    12.35     12.35     13.29     17.20    26.26
Knolls                                    $10,716,224     11.00    13.28     13.28     14.59     19.74    31.47
Knollwood                                 $10,241,115     10.05    12.42     12.42     13.69     17.19    27.85
Lake Forest                                $8,043,530     11.50    13.49     13.49     14.74     20.47    32.04
Lake Johnson Mews                          $8,059,234     12.50    12.92     12.92     13.65     19.14    27.71
Lake Villa                                 $4,641,458     11.00    13.24     13.24     14.53     19.63    31.23
Lakes                                     $20,392,136     12.50    12.96     12.96     13.71     19.25    27.91
Lakeside                                  $25,977,278     10.50    12.02     12.02     12.98     16.18    25.01
Lakeside Place                            $14,645,789     10.50    13.33     13.33     14.84     19.73    32.44
Lamplighter Park                           $4,703,358     10.50    12.29     12.29     13.36     16.93    26.52
Lauderhill Minis                           $1,683,476      9.00    10.63     10.63     13.35     11.46    20.27
Lexington Apts                             $7,952,312     12.00    13.36     13.36     14.40     20.25    30.70
Loft                                       $8,174,033     12.50    13.25     13.25     14.11     20.08    29.52
Magnolia Trace                             $6,183,681     13.50    13.66     13.66     14.39     21.50    30.66
Mcmillian Place                            $7,777,452     10.50    11.79     11.79     12.67     15.55    23.76
Meadows                                    $3,854,361      8.50    11.95     11.95     13.54     15.58    27.34
Millhopper Apts                            $4,380,208     12.50    13.41     13.41     14.32     20.51    30.36
Misty Woods                                $5,517,030     11.00    12.26     12.26     13.17     16.95    25.75
Nob Hill Villa                             $9,978,622     10.50    12.37     12.37     13.48     17.16    27.00
North River Village                        $4,660,719     10.50    12.18     12.18     13.21     16.63    25.92
Northlake                                  $3,205,137     11.00    12.50     12.50     14.70     16.81    31.90
Northwoods Apts                            $9,055,616     12.00    13.19     13.19     14.16     19.77    29.73
Nottingham Square                         $12,913,520     12.00    12.92     12.92     13.79     19.02    28.26
Oak Run                                    $9,818,918     11.00    12.60     12.60     13.65     17.91    27.68
Oakwood Village                            $4,828,959     10.50    11.79     11.79     12.67     15.55    23.76
Old Salem                                 $11,498,335     13.00    13.34     13.34     14.09     20.46    29.46
Overlook                                   $2,272,978     12.50    13.86     13.86     14.95     21.78    32.88
Overlook Point                             $8,942,289     12.50    12.75     12.75     13.43     18.67    26.80
Palm Lake                                  $3,556,096     11.50    13.72     13.72     15.06     21.09    33.34
Park Capitol                               $4,937,258     10.00    10.69     10.69     11.32     12.38    18.54


        SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                STATISTICS FOR LOWER PERCENTILE OF NARROW RANGE
                               DECEMBER 31, 1996




                                                                               UNLEVERAGED       LEVERAGED
PROPERTY                                     VALUE         CAP     DISC       IRR       ARR       IRR      ARR
Parktown Townhouses                        $8,538,343     10.50    13.60     13.60     15.23     20.45    34.01
Patchen Place                              $5,563,788     12.00    12.59     12.59     13.34     18.09    26.45
Pennbrook                                 $41,011,852     11.00    12.52     12.52     13.36     16.55    21.41
Phoenix Bus Center                         $2,911,090     13.50    12.73     12.73     13.15     18.83    25.70
Phoenix Bus Center C                               $0     13.00    12.73      0.00      0.00      0.00     0.00
Pines Of Roanoke                           $6,454,190     11.50    12.50     12.50     13.36     17.73    26.52
Pinetree                                   $4,337,877     11.00    12.94     12.94     14.12     18.83    29.58
Place Du Plantier                          $6,145,575     12.50    12.77     12.77     13.45     18.72    26.90
Plantation Creek                          $19,384,720     10.50    11.69     11.69     12.54     15.29    23.24
Plantation Crossing                        $5,999,108      9.05    10.92     10.92     11.90     12.90    21.07
Plantation Gardens                        $14,572,350     12.00    13.01     13.01     13.91     19.27    28.75
Point West                                 $3,235,980     12.00    13.20     13.20     14.17     18.30    24.15
Post Ridge                                 $6,826,642     10.50    12.19     12.19     13.22     16.67    25.99
Preston Creek                              $5,946,231     11.00    12.86     12.86     14.01     18.61    29.12
Professional Plaza                         $5,060,399     10.75    11.24     11.24     13.18     12.87    19.77
Promontory Point                           $5,248,975      9.80    12.88     12.88     14.44     18.35    30.83
Quail Hollow Apts                          $5,965,200     11.50    13.25     13.25     14.39     19.80    30.67
Quail Run Apts                             $9,722,809     12.00    12.26     12.26     12.90     17.17    24.70
Raintree Apts                              $5,088,165     12.00    12.47     12.47     13.18     17.02    22.79
Regency Oaks                               $8,295,345     11.50    12.73     12.73     13.67     18.37    27.78
River Reach Apts                          $15,159,295     11.00    12.68     12.68     13.75     15.78    18.75
Rivers Edge                                $4,787,479     11.50    12.80     12.80     13.78     16.60    20.51
Rocky Creek Apts                           $3,300,277     11.50    11.83     11.83     12.45     15.85    22.91
Rocky Ridge                                $2,430,144     11.00    12.72     12.72     13.81     18.23    28.33
Sandpiper Apartments                       $6,047,192     11.50    13.02     13.02     14.08     19.18    29.41
Sands Point                               $13,934,801     10.50    12.06     12.06     13.04     16.31    25.27
Shirewood                                  $3,232,732     13.00    13.59     13.59     14.43     21.17    30.82
Signal Pointe Apts                        $10,582,150     10.50    11.91     11.91     12.83     15.89    24.42
Silverado                                  $1,745,897     10.00    11.26     11.26     12.09     14.02    21.45
Ski Lodge                                 $12,100,094     12.00    13.22     13.22     14.20     19.85    29.90
Society Park                               $8,841,353     12.00    14.19     14.19     15.56     17.70    19.85
Society Park East                          $4,037,140     13.00    13.61     13.61     14.46     21.23    30.93
South City Bus Center                      $2,554,929     11.00    13.19     13.19     17.88     17.45    44.63
South Port Apts                            $5,768,640     13.00    13.57     13.57     14.40     21.10    30.69
Southpoint                                 $6,021,368     12.50    12.80     12.80     13.49     18.80    27.06

        SCHEDULE OF PROPERTY CURRENT VALUES WITH SIMULATED PERFORMANCE
                STATISTICS FOR LOWER PERCENTILE OF NARROW RANGE
                               DECEMBER 31, 1996




                                                                               UNLEVERAGED       LEVERAGED
PROPERTY                                     VALUE         CAP     DISC       IRR       ARR       IRR      ARR
St Charleston Village                      $9,740,127     10.00    12.54     12.54     13.87     17.48    28.56
Stone Mountain West                        $6,534,979     10.05    12.33     12.33     13.55     15.75    21.38
Stoney Creek                               $6,819,944     11.00    12.99     12.99     14.19     18.97    29.86
Stratford Place                            $5,176,349      9.80    12.38     12.38     13.71     17.02    27.93
Summerhill                                 $3,629,307     11.00    12.68     12.68     13.75     18.11    28.09
Summerwalk                                 $5,704,097     10.50    12.06     12.06     13.05     16.31    25.28
Sun River Village                         $12,519,392     10.50    12.20     12.20     13.23     16.69    26.03
Sunrunner                                  $3,553,641     11.50    11.80     11.80     12.42     15.76    22.76
Tahoe Springs                             $10,262,594     11.00    13.47     13.47     14.87     20.25    32.56
Tamarac Village                           $15,369,697     10.00    12.09     12.09     13.23     16.27    26.01
Tar River Estates                          $8,971,180     13.50    13.71     13.71     14.46     21.65    30.93
Tates Creek Village                        $6,090,749     12.50    13.56     13.56     14.53     20.93    31.19
The Apartment                              $4,470,627     12.50    13.69     13.69     14.71     21.30    31.93
The Landings                               $3,434,631     12.00    13.90     13.90     14.77     22.16    32.16
The Lodge                                 $10,071,033     10.00    11.71     11.71     12.70     15.24    23.89
The Palisades                              $6,702,567     12.50    13.32     13.32     14.20     20.28    29.90
The Sterling Apartment                    $18,176,748     11.00    11.68     11.68     12.38     15.34    22.62
The Sterling Commerce                      $1,579,769     12.00    12.75     12.75     14.06     18.48    29.34
Torrey Pines                               $5,895,710     10.50    12.45     12.45     13.58     17.36    27.41
Ventura Landing                            $3,543,210     11.00    12.62     12.62     13.67     17.96    27.78
Village                                   $17,771,065     11.00    11.64     11.64     12.34     15.24    22.44
Village Apts                               $4,082,159     12.00    13.09     13.09     14.02     19.49    29.18
Village East                               $4,144,204     10.00    11.72     11.72     12.72     15.28    23.98
Village Gardens                            $4,799,854     11.00    12.22     12.22     13.12     16.86    25.58
Village Green                              $3,869,471      8.50    11.95     11.95     13.54     15.58    27.34
Village In The Woods                      $13,520,877     11.00    13.21     13.21     14.50     19.56    31.09
Vinings Peak                               $8,612,555     10.50    12.12     12.12     13.12     16.47    25.58
West Chase                                 $2,485,808     12.00    12.59     12.59     13.34     18.10    26.46
Williamsburg I                             $7,907,097     11.50    12.44     12.44     13.27     17.56    26.19
Williamsburg Manor                         $7,447,736     12.50    13.04     13.04     13.81     19.47    28.34
Willowick Apts                             $3,475,139     12.00    13.16     13.16     14.12     19.68    29.56
Windsor Hills                              $7,103,250     11.50    12.64     12.64     13.54     18.11    27.27
Wood Lake                                  $7,136,832     10.05    11.81     11.81     12.82     15.52    24.38
Woodcreek                                 $16,244,509     10.50    11.97     11.97     12.92     16.06    24.76
Woodland Village I                         $7,676,455     12.00    12.36     12.36     13.03     17.44    25.22
Woods Of Inverness                         $4,636,745     11.00    13.17     13.17     14.44     19.45    30.86




Total Value                            $1,107,326,202

   SUMMARY OF PORTFOLIO'S CURRENT VALUE AND SIMULATED PERFORMANCE STATISTICS
                               DECEMBER 31, 1996

             PORTFOLIO CURRENT VALUE, LOWER PERCENTILE NARROW RANGE

Capital Return Components
-------------------------

Reversionary Value
   General Market Growth:                                 $147,606,466
   NOI Growth (or Reduction):                              331,642,176
   Proforma Entry Value:                                   833,134,062

 Total Reversionary Value:                               1,312,382,704
 Less: Sales Commissions:                                   13,123,827

 Net Reversionary Value:                                 1,299,258,877

Discounted Reversionary Value
   General Market Growth:                                   39,732,277
   NOI Growth (or Reduction):                               96,000,472
   Proforma Entry Value:                                   290,933,944

 Total Discounted Reversionary Value:                      426,666,693
 Less: Sales Commissions:                                    4,572,413

 Net Discounted Reversionary Value:                       $422,094,280
 ---------------------------------                       -------------

Income Return Components
------------------------
Net Operating Income
   Market NOI:                                           $ 679,818,055
   Leased NOI:                                               5,413,868

TOTAL PORTFOLIO CURRENT VALUE:                          $1,107,326,202
----------------------------                            --------------

Unleveraged Annual Internal Rate of Return:                     12.596%
Unleveraged Annual Average Rate of Return:                      13.601%
Going In CAP Rate, Adjusted NOI                                 10.860%

            SUMMARY OF PORTFOLIO'S SIMULATED PERFORMANCE STATISTICS
                               DECEMBER 31, 1996

         LEVERAGED LOWER PERCENTILE NARROW RANGE PORTFOLIO PERFORMANCE

Capital Investment
------------------
Current Value:                                                   $1,107,326,202
Financing For Buyer                                                 816,063,652

Initial Equity Investment:                                          291,262,550
--------------------------                                          -----------

Income Returns
--------------
Cash Flow
1997                             $14,992,822
1998                              16,708,797
1999                              18,790,171
2000                              20,457,579
2001                              25,973,118
2002                              28,335,418
2003                             282,919,724
2004                              28,670,573
2005                              34,577,994
2006                              37,134,956                        508,561,152
                                                                    -----------

Capital Returns
----------------
Net Reversionary Value:                                          $1,299,258,877
Ending Loan Balance:                                                746,413,817
Reversionary Value After Debt:                                      552,845,059
                                                                    -----------

Leveraged Annual Internal Rate of Return:                                17.683%
Leveraged Annual Average Rate of Return:                                 26.442%

      SCHEDULE OF THE STATED VALUES OF REAL ESTATE IN INSIGNIA'S PORTFOLIO
                                  OF HOLDINGS
                               DECEMBER 31, 1996



PROPERTY NAME                               ID      ZIP CODE     MSA                SQUARE FEET      STATED VALUE
444 Deharo *                               5765      94107    San Francisco            123,942         $9,692,000
Alpine                                     8638      35216      Birmingham             137,400         $4,400,000
Arbour East                                5737      37076      Nashville              387,425        $11,637,767
Autumn Run                                 8677      60563       Chicago               245,708        $17,250,000
Baymeadows                                  442      32256   Jacksonville-FL         1,084,096        $28,400,000
Breckinridge Square                        5722      40220      Louisville             332,280         $9,973,702
Briar Bay Racquet Club                     5709      33176        Miami                152,750         $8,128,851
Brighton Crest Apts.                        713      30062       Atlanta               293,706        $13,009,060
Carriage House Apts.                        474      28054      Charlotte              123,450         $3,200,000
Cedar Brooke (Quail Crk)                   5727      64055     Kansas City             148,008         $3,600,000
Cedar Rim                                  5763      98056       Seattle               109,200         $4,738,920
Celina Plaza                               5753      79925       El Paso               248,133         $6,496,245
Cherry Creek Garden                        8656      80111        Denver               263,560        $14,618,223
Chimney Hill                               5715      30067       Atlanta               342,477        $11,587,396
Churchill Park                             5723      40220      Louisville             350,954        $11,130,602
Citadel                                    5754      79925       El Paso               263,968         $6,790,215
Citadel Village                            5700      80909    Colorado Sprgs           110,125         $5,062,036
City Heights                               5764      98144       Seattle                94,203         $5,221,064
Colony At Kenilworth                       8637      21204      Baltimore              342,376        $17,000,000
Colony House Apts.                          402      37130      Nashville              204,196         $6,500,000
Colony of Springdale                       5732      45246      Cincinnati             215,680         $6,960,400
Coopers Pointe                             8676      29406    Charleston-SC            160,968         $5,876,509
Cooper's Pond                              8657      33614        Tampa                304,310         $8,485,101
Copper Mill                                8675      23294       Richmond              158,568         $9,300,000
Corporate Center *                         5777      33634        Tampa                107,670         $2,850,000
Countrywood Apts.                           450      27604       Raleigh               378,568        $13,600,000
Creekside                                  8658      80222        Denver               196,448        $10,440,353
Davie Minis *                              5782      33328        Miami                 64,240         $4,238,000
Essex Park Apts.                            403      29210     Colombia-SC             279,384         $8,300,000
Fairway Apts                                644      75075        Dallas               216,536         $8,396,505
Fairway View I                             8636      70808     Baton Rouge             204,628         $8,100,000
Fairway View II                            8641      70808     Baton Rouge             168,036         $7,400,000
Foothill Place                             5758      84109    Salt Lake City           415,334        $20,694,706
Four Winds                                 8674      66204     Kansas City             312,054        $14,218,133
Foxfire Apartments                          476      27704       Raleigh               318,480        $10,900,000


      SCHEDULE OF THE STATED VALUES OF REAL ESTATE IN INSIGNIA'S PORTFOLIO
                                  OF HOLDINGS
                               DECEMBER 31, 1996



PROPERTY NAME                               ID      ZIP CODE     MSA                SQUARE FEET      STATED VALUE
Foxfire Apts.                               509      30360       Atlanta               280,700         $8,300,000
Greenspoint                                8684      85032       Phoenix               278,064        $14,670,994
Hampton Greens                             8689      75228        Dallas               216,492         $7,915,803
Heritage Pointe                             304      30165       Atlanta               139,487         $3,000,000
Huntington Athletic Club                   8647      27560       Raleigh               206,208        $12,148,784
Indian Creek Village                       5719      66212     Kansas City             269,777        $10,169,905
Knolls                                     5701      80904    Colorado Sprgs           242,682        $10,059,782
Knollwood                                  5739      37221      Nashville              358,935        $12,145,898
Lake Forest                                5731      68164        Omaha                300,300         $8,550,000
Lake Johnson Mews                           453      27606       Raleigh               190,152         $8,700,000
Lake Villa                                 5726      48111       Detroit               116,300         $4,751,200
Lakes                                      5728      27609       Raleigh               497,715        $20,974,213
Lakeside                                   8623      60532       Chicago               480,184        $28,500,000
Lakeside Place                             8750      77042       Houston               780,229        $24,948,629
Lamplighter Park                           5762      98007       Seattle               140,892         $7,600,000
Lauderhill Minis *                         5784      33351        Miami                 61,127         $3,322,000
Lexington Apts.                             646      34237       Sarasota              277,680         $8,600,000
Loft                                       5729      27609       Raleigh               205,615         $8,358,113
Magnolia Trace                             5724      70816     Baton Rouge             242,236         $5,606,716
Mcmillian Place                            8670      75238        Dallas               290,051        $11,086,109
Meadows                                    8629      32701       Orlando               153,995         $4,918,353
Millhopper Apts.                            457      32607     Gainesville             156,800         $5,400,000
Misty Woods                                8669      28205      Charlotte              162,623         $8,148,412
Nob Hill Villa                             5740      37211      Nashville              389,030        $11,736,668
North River Village                         507      30350       Atlanta               171,420         $4,700,000
Northlake *                                5767      30084       Atlanta                77,621         $2,711,000
Northwoods Apartments                      8642      32514      Pensacola              276,080         $9,232,671
Nottingham Square                           475      50322      Des Moines             387,350        $14,000,000
Oak Run                                    8663      75240        Dallas               307,996        $13,638,818
Oakwood Village                            8630      32792       Orlando               225,223         $5,888,073
Old Salem                                   454      22901   Charlottesville           379,147        $12,200,000
Overlook                                   5738      38127       Memphis               180,849         $2,642,003
Overlook Point                             8664      84119    Salt Lake City           256,600        $11,394,234
Palm Lake                                  5714      33617        Tampa                153,700         $4,397,956
Park Capitol                               5759      84103    Salt Lake City           102,493         $5,745,491


      SCHEDULE OF THE STATED VALUES OF REAL ESTATE IN INSIGNIA'S PORTFOLIO
                                  OF HOLDINGS
                               DECEMBER 31, 1996



PROPERTY NAME                               ID      ZIP CODE     MSA                SQUARE FEET      STATED VALUE
Parktown Townhouses                         315      77536       Houston               350,853         $8,850,000
Patchen Place                              8643      40517      Lexington              161,712         $5,250,000
Pennbrook                                  8627      19054     Philadelphia            660,175        $36,300,000
Phoenix Bus Center                         5783      30349       Atlanta               199,290         $1,832,000
Phoenix Bus Center *                      5783x      30349       Atlanta                     0                 $0
Pines of Roanoke                           8644      24018       Roanoke               199,290         $6,832,716
Pinetree                                   8624      28210      Charlotte              171,140         $5,886,494
Place Du Plantier                          8635      70808     Baton Rouge             205,264         $7,800,000
Plantation Creek                           8673      30328       Atlanta               550,360        $21,700,215
Plantation Crossing                        8681      30067       Atlanta               190,030         $7,147,522
Plantation Gardens                         5712      33324   Fort Lauderdale           324,650        $14,934,971
Point West                                 5736      29414    Charleston-SC            101,130         $2,450,140
Post Ridge                                 5741      37221      Nashville              223,340         $6,700,000
Preston Creek                              8753      75240        Dallas               216,660         $8,200,000
Professional Plaza *                       5778      84107    Salt Lake City            75,732         $3,700,000
Promontory Point                           8688      78754        Austin               183,600         $9,300,000
Quail Hollow Apts.                          303      29169     Colombia-SC             259,858         $5,700,000
Quail Run Apts.                             348      29206     Colombia-SC             410,848        $11,500,000
Raintree Apts.                              314      29621       Atlanta               170,032         $4,500,000
Regency Oaks                               8437      32730       Orlando               339,191         $8,203,527
River Reach Apts.                           477      32207   Jacksonville-FL           373,750        $12,700,000
Rivers Edge                                5761      98002       Seattle               111,660         $3,552,904
Rocky Creek Apts.                           473      30907       Augusta               131,400         $3,170,000
Rocky Ridge                                8634      35216      Birmingham             107,790         $3,400,000
Sandpiper Apartments                       5681      33716        Tampa                261,204         $7,090,745
Sands Point                                8685      85021       Phoenix               339,852        $14,891,746
Shirewood                                  5725      71104      Shreveport             205,200         $3,704,936
Signal Pointe Apts.                         316      32792       Orlando               337,760        $10,050,000
Silverado                                  5756      79925       El Paso               175,670         $4,440,294
Ski Lodge                                  8633      36117      Montgomery             413,380        $12,800,000
Society Park                               5713      33617        Tampa                 33,617         $5,009,517
Society Park East                          5708      32937      Melbourne              171,444         $4,468,530
South City Bus Center *                    5166      91911      San Diego              168,598         $5,796,000
South Port Apts.                           5670      74133        Tulsa                193,480         $6,107,693
Southpoint                                 8645      27707       Raleigh               162,800         $8,400,000


      SCHEDULE OF THE STATED VALUES OF REAL ESTATE IN INSIGNIA'S PORTFOLIO
                                  OF HOLDINGS
                               DECEMBER 31, 1996



PROPERTY NAME                               ID      ZIP CODE     MSA                SQUARE FEET      STATED VALUE
St Charleston Village                      8742      89102      Las Vegas              269,528        $10,668,458
Stone Mountain West                         306      30083       Atlanta               205,222         $5,600,000
Stoney Creek                               8687      75238        Dallas               279,296         $8,831,833
Stratford Place                            5746      78741        Austin               183,840         $5,474,199
Summerhill                                 8754      75243        Dallas               188,096         $4,526,215
Summerwalk                                 8625      32792       Orlando               251,488         $6,596,193
Sun River Village                          8743      85283       Phoenix               286,168        $12,246,594
Sunrunner                                  8667      33716        Tampa                144,969         $5,400,000
Tahoe Springs                              5710      33166        Miami                316,910        $11,900,000
Tamarac Village                            5703      80231        Denver               411,529        $19,000,000
Tar River Estates                           647      27858    Greenville-NC            402,330        $10,000,000
Tates Creek Village                        5720      40517      Lexington              195,460         $6,181,648
The Apartment                              5730      68134        Omaha                192,960         $4,853,117
The Landings                               8653      33614        Tampa                121,335         $3,254,358
The Lodge                                  8659      80231        Denver               233,400        $11,678,029
The Palisades                              8631      36116      Montgomery             378,065         $6,911,218
The Sterling Apart Homes                   5328      19103     Philadelphia            519,101        $18,210,458
The Sterling Com Center *                  5238      19103     Philadelphia            109,785                 $0
Torrey Pines                               8744      89102      Las Vegas              172,160         $6,752,378
Ventura Landing                            5711      32822       Orlando               166,952         $3,900,000
Village                                    8651      08043     Philadelphia            384,464        $20,599,975
Village Apts.                              6804      33511        Tampa                117,950         $4,541,581
Village East                               5702      80915    Colorado Sprgs           103,095         $4,152,933
Village Gardens                             478      80525     Fort Collins            107,874         $4,900,000
Village Green                              5705      32701       Orlando               140,000         $4,000,000
Village in the Woods                       8660      77429       Houston               523,108        $15,171,844
Vinings Peak                               8680      30339       Atlanta               274,550        $12,794,732
West Chase                                 5721      40504      Lexington              102,750         $2,513,704
Williamsburg I                             8648      46222     Indianapolis            288,800        $13,500,000
Williamsburg II (incld in I)               8649      46222     Indianapolis            144,400                 $0
Williamsburg Manor                         5680      27511       Raleigh               212,800         $8,303,951
Willowick Apts                              406      29615    Greenville-SC            127,980         $4,600,000
Windsor Hills                               649      24060      Montgomery             270,855         $7,224,625
Wood Lake                                  8682      30339       Atlanta               212,118        $11,565,594
Woodcreek                                  8672      85204       Phoenix               353,760        $17,409,726
Woodland Village I                          455      29210     Colombia-SC             385,492         $9,900,000
Woods of Inverness                         8654      77073       Houston               266,468         $7,028,825


 Insignia Stated Value                                                                              1,266,919,751


* = Commercial